EXHIBIT 99.1

AT THE COMPANY: Bruce T. Quigley Vice President of Corporate Development and Investor Relations 949-362-5800 bquigley@smithmicro.com	IR INQUIRIES: Charles Messman, Todd Kehrli MKR Group 323-468-2300 ir@mkr-group.com

NOT FOR IMMEDIATE RELEASE
SMITH MICRO SOFTWARE REPORTS RECORD FOURTH QUARTER AND FISCAL 2006 RESULTS
Fiscal 2006 Revenue Increased 169% to $54.5 Million
Fiscal 2006 Pro Forma Earnings Increased 219% to $17.5 Million or $0.69 per Diluted Share;
Fourth Quarter Revenue Increase of 115% to $17.2 Million
Fourth Quarter Pro Forma Earnings Increased 168% to $7.0 Million or $0.26 per Diluted Share
Aliso Viejo, Calif., February 28, 2006 — Smith Micro Software, Inc. (NASDAQ: SMSI), a developer and marketer of a wide range of software solutions for the wireless market, today reported its 2006 fourth quarter and 2006 financial results.
Fourth Quarter 2006 Key Financial Results:
•	Revenue increased to a record $17.2 million, up 115% year-over-year.

•	Pro Forma Net Income was a record $7.0 million, compared to pro forma net income of $2.6 million in the fourth quarter of 2005.

•	Pro Forma earnings were a record $0.26 per diluted share on 26.7 million shares, compared to pro forma earnings of $0.11 per diluted share in the fourth quarter of 2005 on 23.9 million shares.
Fiscal Year 2006 Key Financial Results:
•	Revenue increased to a record $54.5 million, up 169% year-over-year.
•	Pro Forma Net Income was a record $17.5 million, compared to pro forma net income of $5.5 million for fiscal 2005.

Smith Micro 2006 Fourth Quarter and Year-End Financial Results	Page 2 of 12
•	Pro Forma earnings were a record $0.69 per diluted share on 25.3 million shares, compared to pro forma earnings of $0.24 per diluted share in Fiscal 2005 on 22.8 million shares.
•	Cash Flow from operations was $14.8 million, up $12.3 million from Fiscal 2005, or 499%.
Financial Discussion:
“We are very pleased with the fourth quarter and year-end 2006 financial results,” said William W. Smith, Jr., President and CEO of Smith Micro Software, Inc. “During the fiscal year we achieved several milestones as we continue to position the Company as the leader in the wireless software marketplace. Not only did we achieve record financials results on both the top and bottom line for the seventh quarter in a row, we also significantly expanded our product solutions both internally and through acquisitions. On the acquisitions front we acquired Photags, Inc. in April 2006, which expanded our multimedia platform. We also announced two additional acquisitions, Ecutel Systems Inc., and Insignia Solutions, plc. Ecutel, whose product line adds significant technology of persistent IP roaming for our connectivity products, provides additional security and device management features for our enterprise solutions. On February 11th we also announced an agreement to acquire the assets of Insignia Solutions plc, which will bring additional wireless data services to our product offerings such as firmware update over the air, and device management. Another significant synergy is Insignia’s strong worldwide customer base which provides attractive cross-selling opportunities. As a whole, these acquisitions bring us instant international expansion, an expanded sales force presence, and several new development teams to drive product development.”
Mr. Smith continued, “As well as acquiring new technologies and products solutions, we also launched several new products which have driven our sales growth. In September 2006, we launched our flagship product “Quicklink® Music”, which has been a significant revenue generator for the company. To date we have signed on two carriers, and we will continue to work hard to sign additional carriers both domestically and internationally in the coming year. We also expanded our Stuffit® Wireless solution and continue to make progress with our sales efforts with major handset manufacturers.”

Smith Micro 2006 Fourth Quarter and Year-End Financial Results	Page 3 of 12
Mr. Smith concluded, “Although we have made significant strides with our business case in 2006, I believe we have only begun to touch the surface of the opportunity that lies ahead of us. We look to 2007 and expect to see a continuation of strong financial results, continued roll out of new solutions for our growing customer base, and expansion into new market opportunities as we continue to build our leadership position in the wireless software space.
Smith Micro reported record net revenue of $17.2 million for the fourth quarter ended December 31, 2006, a 115% increase when compared to the $8.0 million recorded in the fourth quarter of 2005. Fiscal year 2006 revenue was a record $54.5 million, as compared to $20.3 million for fiscal 2005.
Pro forma net income (which excludes amortization of intangible assets associated with acquisitions, stock compensation related expenses and non-cash tax expenses) for the fourth quarter of 2006 was $7.0 million, or $0.26 per diluted share, compared to pro forma net income of $2.6 million or $0.11 per diluted share in the fourth quarter of 2005. Diluted shares outstanding as of December 31, 2006 increased significantly to 26.7 million as compared to the 23.9 million shares outstanding in the fourth quarter of 2005.
Pro forma net income for fiscal 2006 was $17.5 million or $0.69 per diluted share as compared to $5.5 million or $0.24 per diluted share for fiscal 2005. Diluted shares attributed to fiscal 2006 were 25.3 million as compared to 22.8 million in fiscal 2005.
On a GAAP basis, the company earned $0.14 per diluted share for the fourth quarter of 2006 as compared to $0.09 per diluted share in the fourth quarter of 2005. GAAP diluted EPS for fiscal 2006 was $0.35 as compared to $0.21 for fiscal 2005.
Total cash and equivalents at December 31, 2006 increased significantly to $92.6 million, compared to $21.2 million at December 31, 2005. The company successfully completed a secondary offering which brought the company an additional $55.0 million in December.
The Company uses pro forma reconciliation of its condensed consolidated statements of income in the presentation of financial results in this press release. Management believes that this presentation may be more meaningful in analyzing our results of operations and income

Smith Micro 2006 Fourth Quarter and Year-End Financial Results	Page 4 of 12
generation, since amortization of intangibles from acquisitions, amortization of deferred stock-based compensation and impairment gains and losses on investments, and non-cash tax expense are excluded from the pro forma earnings calculation. This presentation may be considered more indicative of our ongoing operational performance. The tables below present the differences between pro forma earnings and net income on an absolute and per share basis.
Investor Conference Call
Smith Micro will hold an investor conference call to discuss the company’s fourth quarter results at 4:30 p.m. Eastern time today, February 28, 2007. The call can be accessed by dialing (800) 218-4007 and giving the pass code “SMSI.” Participants are asked to call the assigned number approximately 10 minutes before the conference call begins. In addition, the conference call will be available over the Internet at www.smithmicro.com in the Investor Relations section.
About Smith Micro Software:
Smith Micro Software, Inc., headquartered in Aliso Viejo, CA, is a developer and marketer of wireless communications and utility software products for multiple OS platforms. The company designs easy-to-use software for personal computing and business solutions around the world. With a focus on wireless and broadband technologies and the Internet, the company’s products and services enable wireless communications, file and image compression, digital image and music management. In addition, Smith Micro develops and publishes award-winning software solutions for Windows and Macintosh, empowering users in the areas of information access, removal, recovery, security, and Internet distribution. Smith Micro’s leading brands are QuickLink®, StuffIt®, CheckIt®, Internet Cleanup™ and Spring Cleaning®. Smith Micro’s complete line of products is available through retail stores, Value-Added Resellers (VARs), Smith Micro’s consumer, enterprise, wireless OEM sales groups and the company’s websites. Smith Micro’s common stock trades on The NASDAQ Global Market® under the symbol SMSI.
Safe Harbor Statement: This release may contain forward-looking statements that involve risks and uncertainties, including without limitation forward-looking statements relating to the company’s financial prospects and projections, the company’s ability to increase its business and the anticipated timing and financial performance of new products and potential acquisitions. Among the important factors that could cause actual results to differ materially from those in the forward-looking statements are new and changing technologies, customer acceptance of those technologies, fluctuations or cancellations in orders from customers, new and continuing adverse economic conditions, and the company’s ability to

Smith Micro 2006 Fourth Quarter and Year-End Financial Results	Page 5 of 12
compete effectively with other software companies. These and other factors discussed in the company’s filings with the Securities and Exchange Commission, including its filings on Forms 10-K and 10-Q, could cause actual results to differ materially from those presented in any forward-looking statements. Smith Micro assumes no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of this press release.
Smith Micro, the Smith Micro logo, QuickLink and StuffIt are trademarks or registered trademarks of Smith Micro Software, Inc. All other trademarks and product names are the property of their respective companies.
Note: Financial Schedules Attached

Smith Micro 2006 Fourth Quarter and Year-End Financial Results	Page 6 of 12
Smith Micro Software, Inc.
Pro-forma Statement of Operations for the Three Months Ended December 31, 2006
(results exclude amortization of intangibles associated with the acquisitions of
Allume Systems, Inc. and PhoTags, Inc., stock compensation and non-cash income tax expenses)
(in thousands, except per share amounts)

	Per GAAP	Adjustments	Proforma
NET REVENUE
Products	$17,082	$—	$17,082
Services	146	—	146

Total Net Revenues	17,228	—	17,228
COST OF SALES
Products	5,504	(260)	5,244
Services	60	0	60

Total Cost of Sales	5,564	(260)	5,304
GROSS PROFIT
Products	11,578	260	11,838
Services	86	—	86

Total Gross Profit	11,664	260	11,924
OPERATING EXPENSES
Selling & Marketing	2,517	(684)	1,833
Research & Development	2,274	(295)	1,979
General & Administrative	2,701	(1,022)	1,679

Total Operating Expenses	7,492	(2,001)	5,491

Operating Income	4,172	2,261	6,433
Interest Income	532		532

Income Before Income Taxes	4,704	2,261	6,965
Income Tax Expense	1,094	(1,094)	—

Net Income	$3,610	$3,355	$6,965

Income Per Share, Basic	$0.14		$0.28

Weighted Average Shares Outstanding, Basic	24,930		24,930

Income Per Share, Diluted	$0.14		$0.26

Weighted Average Shares Outstanding, Diluted	26,687		26,691

Smith Micro 2006 Fourth Quarter and Year-End Financial Results	Page 7 of 12
Smith Micro Software, Inc.
Pro-forma Statement of Operations for the Three Months Ended December 31, 2005
(results exclude amortization of intangibles associated with the acquisitions of
Allume Systems, Inc.)
(in thousands, except per share amounts)

	Per GAAP	Adjustments	Proforma
NET REVENUE
Products	$7,856	$—	$7,856
Services	146	—	146

Total Net Revenues	8,002	—	8,002
COST OF SALES
Products	1,983	(267)	1,716
Services	65	0	65

Total Cost of Sales	2,048	(267)	1,781
GROSS PROFIT
Products	5,873	267	6,140
Services	81	—	81

Total Gross Profit	5,954	267	6,221
OPERATING EXPENSES
Selling & Marketing	1,307	(118)	1,189
Research & Development	1,325		1,325
General & Administrative	1,254		1,254

Total Operating Expenses	3,886	(118)	3,768

Operating Income	2,068	385	2,453
Interest Income	192		192

Income Before Income Taxes	2,260	385	2,645
Income Tax Expense	49		49

Net Income	$2,211	$385	$2,596

Income Per Share, Basic	$0.10		$0.12

Weighted Average Shares Outstanding, Basic	22,106		22,106

Income Per Share, Diluted	$0.09		$0.11

Weighted Average Shares Outstanding, Diluted	23,900		23,900

Smith Micro 2006 Fourth Quarter and Year-End Financial Results	Page 8 of 12
Smith Micro Software, Inc.
Pro-forma Statement of Operations for the Twelve Months Ended December 31, 2006
(results exclude amortization of intangibles associated with the acquisitions of
Allume Systems, Inc. and PhoTags, Inc., stock compensation and non-cash income tax expenses)
(in thousands, except per share amounts)

	Per GAAP	Adjustments	Proforma
NET REVENUE
Products	$53,773	$—	$53,773
Services	696	—	696

Total Net Revenues	54,469	—	54,469
COST OF SALES
Products	19,989	(1,119)	18,870
Services	270	0	270

Total Cost of Sales	20,259	(1,119)	19,140
GROSS PROFIT
Products	33,784	1,119	34,903
Services	426	—	426

Total Gross Profit	34,210	1,119	35,329
OPERATING EXPENSES
Selling & Marketing	9,057	(2,560)	6,497
Research & Development	7,899	(1,088)	6,811
General & Administrative	8,467	(2,605)	5,862

Total Operating Expenses	25,423	(6,253)	19,170

Operating Income	8,787	7,372	16,159
Interest Income	1,403		1,403

Income Before Income Taxes	10,190	7,372	17,562
Income Tax Expense	1,234	(1,182)	52

Net Income	$8,956	$8,554	$17,510

Income Per Share, Basic	$0.38		$0.74

Weighted Average Shares Outstanding, Basic	23,753		23,753

Income Per Share, Diluted	$0.35		$0.69

Weighted Average Shares Outstanding, Diluted	25,330		25,330

Smith Micro 2006 Fourth Quarter and Year-End Financial Results	Page 9 of 12
Smith Micro Software, Inc.
Pro-forma Statement of Operations for the Twelve Months Ended December 31, 2005
(results exclude amortization of intangibles associated with the acquisitions of
Allume Systems, Inc. )
(in thousands, except per share amounts)

	Per GAAP	Adjustments	Proforma
NET REVENUE
Products	$19,637	$—	$19,637
Services	621	—	621

Total Net Revenues	20,258	—	20,258
COST OF SALES
Products	3,818	(534)	3,284
Services	285	0	285

Total Cost of Sales	4,103	(534)	3,569
GROSS PROFIT
Products	15,819	534	16,353
Services	336	—	336

Total Gross Profit	16,155	534	16,689
OPERATING EXPENSES
Selling & Marketing	3,410	(236)	3,174
Research & Development	3,963		3,963
General & Administrative	4,621		4,621

Total Operating Expenses	11,994	(236)	11,758

Operating Income	4,161	770	4,931
Interest Income	667		667

Income Before Income Taxes	4,828	770	5,598
Income Tax Expense	104		104

Net Income	$4,724	$770	$5,494

Income Per Share, Basic	$0.22		$0.26

Weighted Average Shares Outstanding, Basic	21,351		21,351

Income Per Share, Diluted	$0.21		$0.24

Weighted Average Shares Outstanding, Diluted	22,806		22,806

Smith Micro 2006 Fourth Quarter and Year-End Financial Results	Page 10 of 12
Smith Micro Software, Inc.
Statement of Operations for the Three Months Ended December 31, 2006 and 2005
(in thousands, except per share amounts)

	2006	2005
NET REVENUE
Products	$17,082	$7,856
Services	146	146

Total Net Revenues	17,228	8,002
COST OF SALES
Products	5,504	1,983
Services	60	65

Total Cost of Sales	5,564	2,048
GROSS PROFIT
Products	11,578	5,873
Services	86	81

Total Gross Profit	11,664	5,954
OPERATING EXPENSES
Selling & Marketing	2,517	1,307
Research & Development	2,274	1,325
General & Administrative	2,701	1,254

Total Operating Expenses	7,492	3,886

Operating Income	4,172	2,068
Interest Income	532	192

Income Before Income Taxes	4,704	2,260
Income Tax Expense	1,094	49

Net Income	$3,610	$2,211

Income Per Share, Basic	$0.14	$0.10

Weighted Average Shares Outstanding, Basic	24,930	22,106

Income Per Share, Diluted	$0.14	$0.09

Weighted Average Shares Outstanding, Diluted	26,687	23,900

Smith Micro 2006 Fourth Quarter and Year-End Financial Results	Page 11 of 12
Smith Micro Software, Inc.
Statement of Operations for the Twelve Months Ended December 31, 2006 and 2005
(in thousands, except per share amounts)

	2006	2005
NET REVENUE
Products	$53,773	$19,637
Services	696	621

Total Net Revenues	54,469	20,258
COST OF SALES
Products	19,989	3,818
Services	270	285

Total Cost of Sales	20,259	4,103
GROSS PROFIT
Products	33,784	15,819
Services	426	336

Total Gross Profit	34,210	16,155
OPERATING EXPENSES
Selling & Marketing	9,057	3,410
Research & Development	7,899	3,963
General & Administrative	8,467	4,621

Total Operating Expenses	25,423	11,994

Operating Income	8,787	4,161
Interest Income	1,403	667

Income Before Income Taxes	10,190	4,828
Income Tax Expense	1,234	104

Net Income	$8,956	$4,724

Income Per Share, Basic	$0.38	$0.22

Weighted Average Shares Outstanding, Basic	23,753	21,351

Income Per Share, Diluted	$0.35	$0.21

Weighted Average Shares Outstanding, Diluted	25,330	22,806

Smith Micro 2006 Fourth Quarter and Year-End Financial Results	Page 12 of 12
Smith Micro Software, Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31,	December 31,
	2006	2005
ASSETS
Current Assets:
Cash & Cash Equivalents	$92,564	$21,215
Accounts Receivable, (Net)	9,828	6,786
Income Taxes Receivable	122	—
Deferred Tax Asset — Current	90	—
Inventory	857	530
Prepaid & Other Assets	308	556

Total Current Assets	103,769	29,087
Equipment & Improvements, Net	417	241
Deferred Tax Asset — Long Term	7,786	—
Goodwill	15,266	9,288
Intangible Assets, Net	3,788	4,093
Other Assets	—	7

TOTAL ASSETS	$131,026	$42,716

LIABILITIES & STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts Payable	$2,941	$2,383
Accrued Liabilities	2,028	1,376

Total Current Liabilities	4,969	3,759

Common Stock	28	22

Additional Paid In Capital	129,018	50,880
Accumulated Deficit	(2,989)	(11,945)

Total Stockholders’ Equity	126,057	38,957

TOTAL LIABILITIES & EQUITY	$131,026	$42,716

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